UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2017

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (651) 236-5900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 4, 2017, the Board of Directors of the Company elected Ruth Kimmelshue to serve as a Class I director of H.B. Fuller Company (the “Company”), effective October 4, 2017, for an initial term expiring at the Company’s 2018 annual meeting of shareholders. Ms. Kimmelshue has been appointed to serve on both the Audit Committee and the Compensation Committee of the Board of Directors.

Ms. Kimmelshue serves as Cargill, Incorporated’s corporate senior vice president, Business Operations & Supply Chain, and is a member of the executive team. Before taking her current role, Kimmelshue held a number of leadership positions for Cargill’s businesses, including corporate leader for the Animal Protein and Salt businesses, business unit president for Turkey & Cooked Meats, business unit president of Salt, and vice president and commercial manager of AgHorizons. Kimmelshue also led Cargill Supply Chain Solutions, an internal consulting organization serving Cargill’s businesses around the world. Ms. Kimmelshue began her career in 1986 at Continental Grain and held various roles of increasing responsibility with the company in the U.S. and Europe until it was acquired by Cargill in 1999. She earned a bachelor’s degree in international relations and a master’s degree in agricultural economics from Stanford University.

Consistent with the current director compensation program described in our 2017 Proxy Statement, for her service as a director of the Company Ms. Kimmelshue will receive an annual cash retainer of $90,000, pro-rated for her time of service on the Board of Directors during fiscal 2017, and an initial grant of 1,300 restricted stock units of the Company.

Other than as described herein, there are no arrangements or understandings between Ms. Kimmelshue and any other persons pursuant to which Ms. Kimmelshue was selected as a director of the Company. The Board of Directors has considered customer-supplier transactions between the Company and Cargill, Incorporated and has determined that Ms. Kimmelshue has no direct or indirect material interest in the transactions. A copy of the press release that discussed Ms. Kimmelshue’s election to the Board is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated October 4, 2017, issued by H.B. Fuller Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2017

H.B. FULLER COMPANY By: /s/ Timothy J. Keenan
Timothy J. Keenan Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 4, 2017, issued by H.B. Fuller Company